Summary Prospectus February 1, 2015

Artisan Small Cap Fund	Investor: ARTSX	Institutional: APHSX

Before you invest, you may want to review the Fund’s prospectus, which contains more information about the Fund and its risks. You can find the Fund’s prospectus and other information about the Fund, including the statement of additional information, online at http://hosted.rightprospectus.com/Artisan. You can also get this information at no cost by calling 1-800-344-1770 or by sending an e-mail request to artisanprospectus@rrd.com. The Fund’s current prospectus and statement of additional information, both dated February 1, 2015, are incorporated by reference into this summary prospectus.

Investment Objective

Artisan Small Cap Fund seeks maximum long-term capital growth.

Fees and Expenses of the Fund

This table describes the fees and expenses that you pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment):

	Investor	Institutional
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None	None
Exchange Fee	None	None
Redemption Fee	None	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment):

	Investor	Institutional
Management Fees	0.96%	0.96%
Distribution (12b-1) Fees	None	None
Other Expenses	0.25	0.04
Total Annual Fund Operating Expenses	1.21	1.00

Expense Example

The example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes a 5% return each year, and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Investor	$123	$384	$665	$1,466
Institutional	$102	$318	$552	$1,225

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 38.67% of the average value of its portfolio.

Principal Investment Strategies

Artisan employs a fundamental investment process to construct a diversified portfolio of U.S. small-cap growth companies. Artisan seeks to invest in companies that it believes possess franchise characteristics, are benefiting from an accelerating profit cycle and are trading at a discount to its estimate of private market value. The Fund’s investment process focuses on two distinct elements – security selection and capital allocation. Artisan overlays its investment process with broad knowledge of the global economy.

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Security Selection. Artisan seeks to identify companies that have franchise characteristics (e.g. low cost production capability, possession of a proprietary asset, dominant market share or a defensible brand name), are benefiting from an accelerating profit cycle and are trading at a discount to Artisan’s estimate of private market value. Artisan looks for companies that are well positioned for long-term growth, which is driven by demand for their products and services at an early enough stage in their profit cycle to benefit from the increased cash flows produced by the emerging profit cycle.

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Capital Allocation. Based on Artisan’s fundamental analysis of a company’s profit cycle, it divides the portfolio into three parts. GardenSM investments are small positions in the early part of their profit cycle that may warrant more sizeable allocations as their profit cycle accelerates. CropSM investments are positions that are being increased to a full weight because Artisan believes they are moving through the strongest part of their profit cycles. HarvestSM investments are positions that are being reduced as they near Artisan’s estimates of full valuation or their profit cycles begin to decelerate.

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Broad Knowledge. Artisan overlays the security selection and capital allocation elements of its investment process with a desire to invest opportunistically across the entire global economy. Artisan seeks broad knowledge of the global economy in order to position it to find growth wherever it occurs.

The Fund invests primarily in U.S. companies and, under normal circumstances, the Fund invests no less than 80% of its net assets plus any borrowings for investment purposes at market value at the time of purchase in the common stocks of small companies. The Fund defines a small company as one with a market capitalization less than three times the weighted average market capitalization of companies in the Russell 2000® Index. The Fund will not initiate a position in a company unless it has a market capitalization that is within the range of the market capitalizations of companies in the

Russell 2000® Index as of the most recent calendar year-end (between $18.9 million and $7.3 billion as of December 31, 2014).

The Fund may invest in the securities of non-U.S. companies, but only if the securities are purchased or sold in the U.S. The Fund’s maximum investment in those securities, including, without limitation, depositary receipts, is 10% of the Fund’s total assets at market value at the time of purchase.

Principal Risks

Like all mutual funds that invest primarily in stocks, the Fund takes investment risks and it is possible for you to lose money by investing in the Fund. Artisan’s ability to choose suitable investments for the Fund has a significant impact on the Fund’s ability to achieve its investment objective. The Fund’s principal risks include:

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Market Risks. Markets may perform poorly and the returns from the securities in which the Fund invests may underperform returns from the general securities markets. Securities markets may experience periods of high volatility and reduced liquidity in response to governmental actions or intervention, economic or market developments, or other external factors. The value of a company’s securities may rise or fall in response to company, market, economic or other news.

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Small and Medium-Sized Company Risks. Securities of small and medium-sized companies tend to be more volatile and less liquid than securities of large companies. Compared to large companies, small and medium-sized companies typically may have analyst coverage by fewer brokerage firms – meaning they may trade at prices that reflect incomplete or inaccurate information. Smaller companies may have a shorter history of operations, less access to financing, and a less diversified product line – making them more susceptible to market pressures and more likely to have volatile security prices. During some periods, securities of small and medium-sized companies, as an asset class, have underperformed the securities of larger companies.

■	Growth Investing Risks. Growth stocks may fall out of favor with investors and underperform other asset types during given periods. A company may never achieve the earnings growth Artisan anticipated.

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Foreign Investing Risks. Foreign securities may underperform U.S. securities, and may be more volatile than U.S. securities. Risks relating to investments in foreign securities (including, but not limited to, depositary receipts) and to securities of issuers with significant exposure to foreign markets include currency exchange rate fluctuation; less available public information about the issuers of securities; less stringent regulatory standards; lack of uniform accounting, auditing and financial reporting standards; and country risks, including less liquidity, high inflation rates, unfavorable economic practices, political instability and expropriation and nationalization risks.

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Risks of Emphasizing a Region, Country, Sector or Industry. If the Fund has invested a higher percentage of its total assets in a particular region, country, sector or industry, changes affecting that region, country, sector or industry may have a significant impact on the performance of the Fund’s overall portfolio.

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Impact of Actions by Other Shareholders. The Fund, like all mutual funds, pools the investments of many investors. Actions by one investor or multiple investors may have an adverse effect on the Fund and on other investors. For example, shareholder purchase and redemption activity may affect the per share amount of the Fund’s distributions of its net income and net realized gains, if any, thereby increasing or reducing the tax burden on the Fund’s shareholders subject to income tax who receive Fund distributions.

Performance

This section provides some indication of the risks of investing in the Fund. The following bar chart shows how the performance of the Fund’s Investor Shares has varied over time.

Past performance (before and after taxes) is not necessarily an indication of how any class of the Fund will perform in the future.

Calendar Year by Year Total Returns

Best Quarter	26.91%	(quarter ended 6/30/09)
Worst Quarter	-27.74%	(quarter ended 12/31/08)

Average Annual Total Returns

(For Periods Ended 12/31/2014)

The following table shows the average annual total returns (before and after taxes) and the change in value of two broad-based market indices over various periods ended December 31, 2014. The index information is intended to permit you to compare the Fund’s performance to broad measures of market performance.

After-tax returns are shown only for Investor Shares, and the after tax returns for Institutional Shares will vary from Investor Shares. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.

The “Return after taxes on distributions and sale of Fund shares” for the one-year period ended December 31, 2014 is greater than the “Return before taxes” because you are assumed to be able to use any capital loss realized on the sale of Fund shares to offset other taxable capital gains.

Your actual after-tax returns depend on your own tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their Fund shares in a tax-advantaged account, or to investors who are tax-exempt.

For Periods Ended 12/31/14

	1-Year	5-Year	10-Year	Since Inception	Inception Date
Investor Shares					3/28/95
Return before taxes	-0.78%	16.58%	7.47%	8.85%
Return after taxes on distributions	-0.78	16.58	7.11	7.97
Return after taxes on distributions and sale of Fund shares	-0.44	13.44	5.96	7.12
Institutional Shares					5/7/12
Return before taxes	-0.57	N/A	N/A	16.64

Russell 2000® Index (reflects no deduction for fees, expenses or taxes)	4.89	15.55	7.77	9.52	As of 3/28/95

Russell 2000® Growth Index (reflects no deduction for fees, expenses or taxes)	5.60	16.80	8.54	7.61	As of 3/28/95

Updated Fund performance information may be obtained by calling 800.344.1770 or visiting www.artisanfunds.com.

Portfolio Management

Investment Adviser:

Artisan Partners Limited Partnership (“Artisan” or “Artisan Partners”)

Portfolio Managers:

Name	Title	Length of Service
Craigh A. Cepukenas	Managing Director and Lead Portfolio Manager, Artisan Partners	Since September 2004
James D. Hamel	Managing Director and Portfolio Manager, Artisan Partners	Since October 2009
Matthew H. Kamm	Managing Director and Portfolio Manager, Artisan Partners	Since January 2010
Jason L. White	Associate Portfolio Manager, Artisan Partners	Since January 2011

Purchase and Sale of Fund Shares

Artisan Small Cap Fund is closed to most new investors. See “Investing with Artisan Partners Funds – Who is Eligible to Invest in a Closed Fund?” in the Fund’s statutory prospectus for new account eligibility criteria.

Minimum Investments:

	Investor Shares	Institutional Shares
To open an account	$1,000	$1,000,000
To add to an account	No minimum	No minimum
Minimum balance required	$1,000	$1,000,000

The Fund may waive the initial minimum or accept a smaller initial investment amount under certain circumstances.

You may purchase or redeem shares by telephone, written request sent to the Fund by mail, or systematically (for Investor Shares) on any day that the New York Stock Exchange is open for regular session trading. Some redemptions require Medallion guarantees.

Tax Information

The Fund intends to make distributions that may be taxed as ordinary income, qualified dividend income, or capital gains, except when you are investing through a tax-advantaged arrangement, such as a 401(k) plan or an individual retirement account.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase Investor Shares of the Fund through a broker-dealer or other financial intermediary (such as a bank or financial advisor), the Fund and its related companies may pay the financial intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

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